Smith Barney Muni Funds - Syndicate Reporting Supplement
October 1st, 2004 through March 31st, 2005


Issuer			Trade DateJoint / Lead Manager(s)				Co-Manager(s)
Puerto Rico Electric Power Authority	03/28/05

					Citigroup
					JP Morgan Securities
					Lehman Brothers
					Merrill Lynch & Co
					UBS Financial Services Inc.
					Banc of America Securities LLC									Morgan Stanley
					Goldman Sachs & Co
					Raymond James & Associates
					Ramirez & Co., Inc.
					Wachovia Bank, National Association

Issuer				Trade Date	Joint / Lead Manager(s)				Co-Manager(s)
Leon County Florida Capital Improvement	03/30/05
	                                A.G. Edwards
				        Citigroup
		         		Jackson Securities
					UBS Financial Services Inc.

Issuer				Trade Date	Joint / Lead Manager(s)				Co-Manager(s)
New York City Muni. Water Finance Auth.	11/23/04
					Goldman Sachs & Co.				Bear Stearns & Co Inc.
					First Albany Capital Inc.
Citigroup Global Markets Inc.
					Merrill Lynch & Co
Lehman Brothers				UBS Financial Services Inc.
J.P. Morgan Securities Inc.
												Morgan Stanley
												Siebert Branford Shank & Co.
												Banc of America Securities LLC
												M.R. Beal & Company
												CIBC World Markets
												RBC Dain Rauscher Inc.
												A.G. Edwards & Sons, Inc.
												First America Municipals, Inc.
												Raymond James & Associates, Inc.
												Roosevelt & Cross, Inc.										Wachovia Bank, National Association

Issuer		Trade Date Joint / Lead Manager(s)				Co-Manager(s)
NYC Municipal Water Authority 	03/03/05
Series 2005 C					First Albany Capital Inc.			Bear, Stearns & Co. Inc.
						Goldman Sachs & Co				Citigroup Global Markets Inc.
						Merrill Lynch & Co				JP Morgan Securities
						UBS Financial Services Inc. 			Lehman Brothers
												Morgan Stanley
Siebert Brandford Shank & Co.
												M.R. Beal & Company
												CIBC World Markets
												RBC Dain Rauscher Inc.
												A.G. Edwards & Sons, Inc.
												First American Municipals, Inc.
												Banc of America Securities LLC
												Raymond James & Associates
												Roosevelt & Cross Inc.
												Wachovia Bank, National Association

Issuer			Trade Date Joint / Lead Manager(s)				Co-Manager(s)
Empire State Dev Corp (NYSUDC) 12/02/04 Goldman Sachs & Co.
Bear Stearns & Co Inc
				Citigroup Global Markets Inc.
Morgan Stanley
				Lehman Brothers
First Albany Capital Inc.
				UBS Financial Services Inc.
J.P. Morgan Securities Inc.
												Merrill Lynch & Co
												CIBC World Markets
												M.R. Beal & Company
												Ramirez & Co., Inc.
												Raymond James & Associates, Inc.
												Roosevelt & Cross, Inc.
												Advest Inc.
												A.G. Edwards & Sons, Inc.
												Jackson Securities, LLC
												Banc of America Securities LLC
												Siebert Branford Shank & Co.

Issuer			Trade Date Joint / Lead Manager(s)				Co-Manager(s)
Sales Tax Asset Receivable Corp 10/28/04 Goldman Sachs & Co.
					Bear Stearns & Co Inc
					Lehman Brothers
					UBS Financial Services Inc.
					Citigroup Global Markets Inc.
					First Albany Capital Inc.
					J.P. Morgan Securities Inc.
					M.R. Beal & Company
					Merrill Lynch & Co
					Morgan Stanley
					Ramirez & Co., Inc.
					Roosevelt & Cross, Inc.
					Siebert Branford Shank & Co.
ABN Amro Financial Services Inc.
					Advest Inc.
					A.G. Edwards & Sons, Inc.
					Apex Pryor Securities a division
                                        of Rice Financial Products
					Banc of America Securities LLC
					CIBC World Markets
					Commerce Capital Markets, Inc.
					Fidelity Capital Markets
					First America Municipals, Inc.
					Jackson Securities, LLC
					Janney Montgomery Scott LLC
					Legg Mason Wood Walker, Inc.
					Loop Capital Markets
					Popular Securities, Inc.
					Prager Sealy & Co., LLC
					Raymond James & Associates, Inc.
	               			RBC Dain Rauscher Inc.
					Southwest Securities, Inc.
					Wachovia Bank, National Association

Issuer			Trade Date	Joint / Lead Manager(s)				Co-Manager(s)
The City Of New York	11/15/04	Bear Stearns & Co Inc
					Citigroup Global Markets Inc.
					Morgan Stanley
					UBS Financial Services Inc.
					First Albany Capital Inc.						        		Goldman Sachs & Co.
					J.P. Morgan Securities Inc.
					Lehman Brothers
					M.R. Beal & Company
					Merrill Lynch & Co
					Ramirez & Co., Inc.
					Roosevelt & Cross, Inc.
					A.G. Edwards & Sons, Inc.
					Advest Inc.
					Apex Pryor Securities a division
                                        of Rice Financial Products
					RBC Dain Rauscher Inc.
					Jackson Securities, LLC					Janney Montgomery Scott LLC
Legg Mason Wood Walker, Inc.
					Loop Capital Markets
					Popular Securities, Inc.
					Prager Sealy & Co., LLC
					Raymond James & Associates, Inc.
					Wachovia Bank, National Association